Exhibit 10.1

ACKNOWLEDGEMENT OF AMENDMENT

TO SERVICES AND INVESTMENT AGREEMENT

THIS ACKNOWLEDGEMENT OF AMENDMENT (this “Acknowledgement”), dated as of May 26, 2015 and effective as of March 31, 2015, is made by and between, EXCO Resources, Inc., a Texas corporation (“EXCO”), and Energy Strategic Advisory Services LLC, a Delaware limited liability company (“ESAS”). EXCO and ESAS are each individually a “Party” and, collectively, the “Parties”.

Reference is hereby made to that certain Services and Investment Agreement, dated March 31, 2015, by and between the EXCO and ESAS (the “Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Agreement.

WHEREAS, on May 15, 2015, the Parties identified clerical errors related to cross references contained in Sections 6.4(c) and 6.5(e) of the Agreement;

WHEREAS, as a result of the identification of such clerical errors, the Parties now seek to (i) acknowledge that the current language of Sections 6.4(c) and 6.5(e) does not accurately reflect the original intent of the Parties as of the Execution Date, and (ii) agree upon certain revisions to Sections 6.4(c) and 6.5(e) of the Agreement to properly reflect the intent of the Parties.

NOW, THEREFORE, pursuant to Section 11.10 of the Agreement, the Parties hereto hereby agree to and acknowledge the following, effective as of the Execution Date:

1.	Section 6.4(c) of the Agreement is hereby amended to replace the reference to “Section 6.1” with “Section 6.2(a) and Section 6.2(b)”.

2.	Section 6.5(e) of the Agreement is hereby amended to replace the reference to “Section 6.2” with “Section 6.1(a) and Section 6.1(b)”.

3.	The enforcement and interpretation of this Acknowledgement shall be governed by the laws of the State of Texas. This Acknowledgement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile, .pdf or other electronic transmission of copies of signatures shall constitute original signatures for all purposes of this Acknowledgement and any enforcement hereof.

[Remainder of Page Intentionally Left Blank. Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have executed this Acknowledgement as of the date first above written.

ENERGY STRATEGIC ADVISORY SERVICES LLC

Name:	/s/ Charles John Wilder, Jr.
By:	Charles John Wilder, Jr.
Title:	Executive Chairman

Signature Page to the Acknowledgement

EXCO RESOURCES, INC.

Name:	/s/ Harold L. Hickey
By:	Harold L. Hickey
Title:	President and Chief Executive Officer

Signature Page to the Acknowledgement